                                                                     EXHIBIT 4.3


                                                                       EXHIBIT B
                                                         TO THE CREDIT AGREEMENT



                               FORM OF TERM NOTE

THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH SECOND AMENDED AND RESTATED CREDIT AGREEMENT.


$__________                                                   New York, New York
                                                                  April 25, 1997


        FOR VALUE RECEIVED, each of the undersigned, Ormco Corporation ("Ormco"), a Delaware corporation, Kerr Corporation ("Kerr"), a Delaware corporation, Nalge Nunc International Corporation ("NNI"), a Delaware corporation, Erie Scientific Company ("Erie"), a Delaware corporation and Barnstead Thermolyne Corporation ("Barnstead"), a Delaware corporation (each, a "Borrower"), severally, hereby unconditionally promises to pay to the order of _____________________(the "Lender") at the office of The Chase Manhattan Bank, located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, in accordance with subsection 2.7 of the Credit Agreement, the lesser of (a) the principal amount of (i) in the case of each of Ormco, Erie and Barnstead individually, _____________________ DOLLARS ($_______), (ii) in the case of Kerr,
_____________________ DOLLARS ($_______), and (iii) in the case of NNI,
___________________ DOLLARS ($______), and (b) the aggregate unpaid principal amount of the Term Loan (or portion thereof) made by the Lender to such Borrower pursuant to subsection 2.6 of the Credit Agreement, as hereinafter defined. The principal amount of such Term Loan shall be paid in consecutive quarterly installments, payable on the last day of each October, January, April and July commencing on July 31, 1997 in accordance with subsection 2.7 of the Credit Agreement. Each Borrower, severally, further agrees to pay interest in like money at such office on the unpaid principal amount of Term Loans of such Borrower from time to time outstanding at the rates and on the dates specified in subsection 2.14 of such Credit Agreement.

         The holder of this Note is authorized to endorse on the appropriate schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of the Term Loan made by the holder to each Borrower and the date and amount of each payment or prepayment of principal with respect thereto, each conversion of all or a portion thereof to another Type, each continuation of all or a portion thereof as the same Type and, in the case of Eurodollar Loans, the length of each Interest Period and the Eurodollar Rate with respect thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement shall not affect the obligations of the Borrower in respect of such Term Loan.

         This Note (a) is one of the Term Notes referred to in the Second Amended and Restated Credit Agreement dated as of April 25, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Sybron International Corporation, a Wisconsin corporation, Ormco, Kerr, NNI, Erie, Barnstead, the Lender, the other banks and financial institutions from time to time parties thereto, Chase Securities Inc., as arranger, and The Chase Manhattan Bank, as administrative agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

         Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

         All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind, except as otherwise provided in any of the Loan Documents.

         Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                        ORMCO CORPORATION


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        KERR CORPORATION

                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        NALGE NUNC INTERNATIONAL CORPORATION


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        ERIE SCIENTIFIC COMPANY


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        BARNSTEAD THERMOLYNE


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                                                    Schedule A-1
                                                                    to Term Note

                                     ORMCO
                 LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                    Amount                                Amount of ABR Loans
                                 Converted to    Amount of Principal of       Converted to        Unpaid Principal       Notation
 Date     Amount of ABR Loans     ABR Loans        ABR Loans Repaid         Eurodollar Loans    Balance of ABR Loans      Made By
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                    Schedule A-2
                                                                    to Term Note

                                      KERR
                 LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                    Amount                                Amount of ABR Loans
                                 Converted to    Amount of Principal of       Converted to        Unpaid Principal       Notation
 Date     Amount of ABR Loans     ABR Loans        ABR Loans Repaid         Eurodollar Loans    Balance of ABR Loans      Made By
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                    Schedule A-3
                                                                    to Term Note

                                      NNI
                 LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                    Amount                                Amount of ABR Loans
                                 Converted to    Amount of Principal of       Converted to        Unpaid Principal       Notation
 Date     Amount of ABR Loans     ABR Loans        ABR Loans Repaid         Eurodollar Loans    Balance of ABR Loans      Made By
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                    Schedule A-4
                                                                    to Term Note

                                      ERIE
                 LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                    Amount                                Amount of ABR Loans
                                 Converted to    Amount of Principal of       Converted to        Unpaid Principal       Notation
 Date     Amount of ABR Loans     ABR Loans        ABR Loans Repaid         Eurodollar Loans    Balance of ABR Loans      Made By
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                    Schedule A-5
                                                                    to Term Note

                                   BARNSTEAD
                 LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS


------------------------------------------------------------------------------------------------------------------------------------
                                    Amount                                Amount of ABR Loans
                                 Converted to    Amount of Principal of       Converted to        Unpaid Principal       Notation
 Date     Amount of ABR Loans     ABR Loans        ABR Loans Repaid         Eurodollar Loans    Balance of ABR Loans      Made By
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                    Schedule B-1
                                                                    to Term Note

                                     ORMCO
      LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                Amount       Interest Period       Amount of          Amount of          Unpaid
                             Converted to     and Eurodollar      Principal of     Eurodollar Loans     Principal
             Amount of        Eurodollar    Rate with Respect      Eurodollar      Converted to ABR     Balance of        Notation
 Date    Eurodollar Loans       Loans           Thereto           Loans Repaid          Loans         Eurodollar Loans     Made By
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


                                                                    Schedule B-2
                                                                    to Term Note

                                      KERR
      LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                Amount       Interest Period       Amount of          Amount of          Unpaid
                             Converted to     and Eurodollar      Principal of     Eurodollar Loans     Principal
             Amount of        Eurodollar    Rate with Respect      Eurodollar      Converted to ABR     Balance of        Notation
 Date    Eurodollar Loans       Loans           Thereto           Loans Repaid          Loans         Eurodollar Loans     Made By
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


                                                                    Schedule B-3
                                                                    to Term Note

                                      NNI
      LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                Amount       Interest Period       Amount of          Amount of          Unpaid
                             Converted to     and Eurodollar      Principal of     Eurodollar Loans     Principal
             Amount of        Eurodollar    Rate with Respect      Eurodollar      Converted to ABR     Balance of        Notation
 Date    Eurodollar Loans       Loans           Thereto           Loans Repaid          Loans         Eurodollar Loans     Made By
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


                                                                    Schedule B-4
                                                                    to Term Note

                                      ERIE
      LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                Amount       Interest Period       Amount of          Amount of          Unpaid
                             Converted to     and Eurodollar      Principal of     Eurodollar Loans     Principal
             Amount of        Eurodollar    Rate with Respect      Eurodollar      Converted to ABR     Balance of        Notation
 Date    Eurodollar Loans       Loans           Thereto           Loans Repaid          Loans         Eurodollar Loans     Made By
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


                                                                    Schedule B-5
                                                                    to Term Note

                                   BARNSTEAD
      LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS


------------------------------------------------------------------------------------------------------------------------------------
                                Amount       Interest Period       Amount of          Amount of          Unpaid
                             Converted to     and Eurodollar      Principal of     Eurodollar Loans     Principal
             Amount of        Eurodollar    Rate with Respect      Eurodollar      Converted to ABR     Balance of        Notation
 Date    Eurodollar Loans       Loans           Thereto           Loans Repaid          Loans         Eurodollar Loans     Made By
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
